UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 27, 2005 (April 22, 2005)

RESOLUTION PERFORMANCE PRODUCTS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-57170	76-0607613
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

RPP CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-57170-01	76-0660306
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1600 Smith Street, Suite 2400

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

                    (888) 949-2502

(Registrant’s telephone number, including area code)

                                        N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01  Entry into a Material Definitive Agreement

                As announced on April 25, 2005, as of April 22, 2005, our parent, RPP Holdings LLC, entered into a transactions agreement with Borden Chemical, Inc. (“Borden Chemical”) and its affiliates and affiliates of Resolution Specialty Materials, Inc. (“RSM”) pursuant to which we and RSM will be combined with Borden Chemical. We, RSM and Borden Chemical are each controlled by Apollo Management L.P. Upon consummation of the combinations, Borden Chemical will change its name to Hexion Specialty Chemicals, Inc. Completion of the combinations is subject to customary closing conditions as described below and we, Borden Chemical and RSM will continue to operate independently until those conditions are met.  We expect the combinations to close in the second quarter of 2005.

                Closing of the combinations is subject to various conditions including but not limited to there having occurred no material adverse effect to any of the parties to the combinations; receipt of necessary governmental approvals, including pursuant to the Hart-Scott-Rodino Antitrust Act; receipt of any required third-party consents; there having occurred no default or event of default under any of the indentures governing our notes or the Borden Chemical notes; receipt of all stockholder or member consents or approvals; and the receipt of financing through the new senior secured credit facilities.  The transaction agreement contains customary representations, warranties and covenants.  None of the representations or warranties survive the closing of the combinations. The transactions agreement may be terminated by mutual agreement by us and the other parties to the transactions agreement or by each of the parties if any of the conditions in the transactions agreement have not been met on or after August 20, 2005. A press release is attached as Exhibit 99.

Item 9.01 Financial Statement and Exhibits

(c) Exhibits

Exhibit 99	Press Release, dated April 25, 2005, announcing the combination of Borden Chemical,
RPP and RSM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTION PERFORMANCE
PRODUCTS LLC
(Registrant)

Dated: April 27, 2005	By:	/s/ David S. Graziosi
Title: Executive Vice President
and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPP CAPITAL CORPORATION
(Registrant)

Dated: April 27, 2005	By:	/s/ David S. Graziosi
Title: Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99	Press Release, dated April 25, 2005, announcing the combination of Borden Chemical,
RPP and RSM.